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                             UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549


                               FORM 8-K

                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934



    Date of Report (Date of Earliest Event Reported): April 7, 2004



                          HALIFAX CORPORATION
        (Exact name of registrant as specified in its charter)



    Virginia               1-08964               54-0829246
(State or other         (Commission File      (I.R.S. Employer
jurisdiction of             Number)         Identification No.)
incorporation)



           5250 Cherokee Avenue, Alexandria, Virginia 22312
           (Address of principal executive offices/Zip Code)


Registrant's telephone number, including area code:  (703) 750-2202


Former name or former address, if changed since last report:  N/A







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Item 5.  Other Events.

     On April 7, 2004, the Company issued the attached press release announcing new enterprise maintenance contract awards totaling $6.5 million.



Item 7.  Financial Statements and Exhibits

     (c)  Exhibits.

          The following exhibit is filed herewith:


S-K Item
Number    Description

99.1      Press Release dated April 7, 2004


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   HALIFAX CORPORATION



Date: April 7, 2004                By:     /s/Joseph Sciacca
                                   Name:   Joseph Sciacca
                                   Title   Chief Financial Officer:





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                             EXHIBIT INDEX




S-K Item
Number    Description

99.1      Press Release dated April 7, 2004